LEASES	12 Months Ended
Dec. 31, 2025
LEASES
LEASES

5.      LEASES

Right of use (“ROU”) assets and liabilities for operating leases are recognized at commencement date based on the present value of lease payments over the lease term. Rent expense is recognized on a straight-line basis over the lease term.

Operating lease liabilities are included in accrued and other current liabilities and other liabilities (noncurrent) in the consolidated balance sheets as of December 31, 2025 and 2024. As of December 31, 2025 and 2024, the Company did not have any finance leases.

Rent expense for the years ended December 31, 2025, 2024 and 2023 was $1.2 million, $1.2 million and $1.1 million, respectively. There were no variable lease costs or sublease income for leased assets for the years ended December 31, 2025, 2024 and 2023.

Right of use assets and liabilities as of December 31, 2025 and 2024 were classified on the consolidated balance sheets as follows:

	December 31,	December 31,
(In thousands)	2025	2024
Right of use assets	$2,548	$3,492

Accrued and other current liabilities	$1,611	$1,221
Other liabilities	1,441	2,535
Total lease liabilities	$3,052	$3,756

Supplemental cash flow information related to leases was as follows:

	Year Ended December 31,
(In thousands)	2025	2024	2023
Cash paid for amounts included in the measurement of lease liabilities:
Operating cash flows	$938	$798	$1,042

Right of use assets obtained in exchange for lease obligations	$—	$2,336	$518
Increase of right of use assets from remeasurement	$—	$—	$1,506

All of the Company’s existing leases as of December 31, 2025 and 2024 are classified as operating leases. As of December 31, 2025 and 2024, the Company had three and four, respectively, operating leases with a weighted average remaining lease term of 3.1 years and 3.7 years, respectively. The Company has renewal options for certain existing leases. In the fourth quarter of 2023, CASI Wuxi obtained the Drug Manufacturing Permit and determines to produce generic products in the leased building in Wuxi, it is considered reasonably certain that the Company will exercise the renewal option of the lease, hence, the Company remeasured this lease.

In 2024, the Company renewed the lease of Beijing office for another three years and recognized the lease using a discount rate of 3.85%. Weighted average discount rates used in the calculation of the lease liabilities for 2025 and 2024 is 4.04% and 3.99%, respectively. The discount rates reflect the estimated incremental borrowing rate, which includes an assessment of the credit rating to determine the rate that the Company would have to pay to borrow, on a collateralized basis for a similar term, an amount equal to the lease payments in a similar economic environment.

A maturity analysis representing the future undiscounted cash flow of the Company’s operating leases liabilities as of December 31, 2025 is as follows:

(In thousands)
2026	$1,698
2027	891
2028	355
2029	266
2030	—
Thereafter	—
Total	3,210
Discount factor	(158)
Lease liability	3,052
Amounts due within 12 months	1,611
Non-current lease liability	$1,441